Newbuildings (Tables)	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Newbuildings

(In US$ millions)	December 31, 2016	December 31, 2015
Opening balance	1,479	2,030
Additions	12	601
Capitalized interest and loan related costs	40	60
Re-classified as Drilling Units	—	(725)
Reclassification to Assets held for sale (1)	—	(210)
Reclassification to Non-current assets (2)	—	(199)
Disposals (2)	—	(78)
Closing balance	1,531	1,479

(1)
On December 2, 2015, the West Rigel was classified as an Asset held for sale. As at the transfer date the West Rigel held assets at its book value of $210.0 million. Please refer to Note 36 "Assets held for sale" to the Consolidated Financial Statements, included herein, for more details.

(2)
On September 14, 2015, the Company cancelled the construction contract for the West Mira with Hyundai Samho Heavy Industries Co Ltd (HSHI). Please refer to Note 5 "(Loss)/gain on disposals" to the Consolidated Financial Statements, included herein, for more details.